GREEN ENERGY & GROWTH FUND, INC.

Supplement dated March 22, 2010
to the Preliminary Prospectus and Preliminary Statement of Additional Information dated February 19, 2010

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PRELIMINARY PROSPECTUS AND PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE PRELIMINARY PROSPECTUS AND PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION.

The final paragraph on page 46, and all of page 47 of the preliminary prospectus dated February 19, 2010, is replaced with the following:

The Board of Directors must approve any investment in publicly-held equity securities beyond the 10% limit above or with regard to a publicly-held portfolio company with a market capitalization exceeding $250 million.  Under normal circumstances and subject to RIC and BDC limitations, we will not invest more than 25% of our total assets in the securities of any single issuer, except, with respect to other registered investment companies: (i) we will not purchase more than 3% of the total outstanding stock of any registered investment company, (ii) we will not invest more than 5% of our total assets in another registered investment company; and (iii) we will not invest more than 10% of our assets in securities of other registered investment companies in the aggregate.  In addition, on a quarterly basis, at the end of each quarter, at least 50% of our assets must be composed of cash, cash items, government securities, securities of other registered investment companies (within the limits noted above) and securities of other issuers, excluding (a) securities of a single issuer which exceed 5% of our total assets and (b) securities in an issuer of which we own more than 10% of the issuer’s voting securities.

We anticipate that substantially all of the net proceeds of this offering will be used, as described above, within nine months after consummation of this offering; however, it could take a longer time to invest substantially all of the net proceeds.  We have not allocated any portion of the net proceeds of this offering to any particular private investment.  Pending such uses and investments, we expect to invest these proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment.

In addition, the full paragraph on page S-2 in our Preliminary Statement of Additional Information dated February 19, 2010 which begins with “The Board of Directors” is replaced in its entirety with the following:

The Board of Directors must approve any investment in publicly-held equity securities beyond the 10% limit above or with regard to a publicly-held portfolio company with a market capitalization exceeding $250 million.  Under normal circumstances and subject to RIC and BDC limitations, we will not invest more than 25% of our total assets in the securities of any single issuer, except, with respect to other registered investment companies: (i) we will not purchase more than 3% of the total outstanding stock of any registered investment company, (ii) we will not invest more than 5% of our total assets in another registered investment company; and (iii) we will not invest more than 10% of our assets in securities of other registered investment companies in the aggregate.  In addition, on a quarterly basis, at the end of each quarter, at least 50% of our assets must be composed of cash, cash items, government securities, securities of other registered investment companies (within the limits noted above) and securities of other issuers, excluding (a) securities of a single issuer which exceed 5% of our total assets and (b) securities in an issuer of which we own more than 10% of the issuer’s voting securities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.  THIS STICKER IS PART OF THE PRELIMINARY PROSPECTUS AND PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION AND MUST ACCOMPANY SUCH DOCUMENTS TO SATISFY PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED.